                                                                EXHIBIT (c)(vii)

  NUMBER                                                                SHARES

__________                                                            __________

                  VAN KAMPEN SMALL CAP VALUE FUND, a series of
                             VAN KAMPEN EQUITY TRUST


                      CLASS A

          ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES that                                              is the owner of




                      *SEE REVERSE FOR CERTAIN DEFINITIONS
                                _________________

                                 CUSIP
                                _________________

fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen Small Cap Value Fund, transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                      Dated

                           [VAN KAMPEN SMALL CAP VALUE
                                      FUND
                                 DELAWARE SEAL]

                                                           DENNIS J. MCDONNELL
  SECRETARY                                                     PRESIDENT

                                    KC 002717
_________________________________________________

               COUNTERSIGNED by VAN KAMPEN INVESTOR SERVICES INC.
                 P.O. BOX 418256, KANSAS CITY, MO 64141-9256

                                 TRANSFER AGENT

                 By ____________________________________________________
                                          AUTHORIZED OFFICER

_________________________________________________


            PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

                         VAN KAMPEN SMALL CAP VALUE FUND

NUMBER                         CLASS A                     SHARES
KC

ACCOUNT NO.       ALPHA CODE           DEALER NO.          CONFIRM NO.

TRADE DATE                             CONFIRM DATE        BATCH I.D. NO.

                                       CHANGE NOTICE: IF THE ABOVE INFORMATION
                                       IS INCORRECT OR MISSING, PLEASE PRINT
                                       THE CORRECT INFORMATION BELOW, AND RETURN
                                       TO:

                                               VAN KAMPEN INVESTOR SERVICES INC.
                                               P.O. BOX 418256
                                               KANSAS CITY, MISSOURI 64141-9256


                                        ________________________________________
                                        ________________________________________
                                        ________________________________________

_________________________________________________


REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK.
_________________________________________________



For value received,                        hereby sell, assign and transfer unto
________________________________________________________________________________
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)
________________________________________________________________________________


_________________________________________________________________________ Shares

of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

_______________________________________________________________________ Attorney

to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.


       Dated, _________________________________________ 19 ______

              __________________________________________________________________
                                         Owner

              __________________________________________________________________
                               Signature of Co-Owner, if any

IMPORTANT     {  BEFORE SIGNING, READ AND COMPLY CAREFULLY
              {  WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

________________________________________________________________________________

_________________________________________________



        *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants          UNIF GIFT MIN. ACT - ________ Custodian _________
           in common                  (Cust)         (Minor)
                                under Uniform Gifts to
TEN ENT  - as tenants by                           Minors Act
        the entireties

                                                 ___________________________
JT TEN   - as joint tenants                                (State)
           with right of sur-
           vivorship and not
           as tenants in common

    Additional abbreviations may also be used though not in the above list

_________________________________________________


________________________________________________________________________________
                   THIS SPACE MUST NOT BE COVERED IN ANY WAY

  NUMBER                                                                SHARES

__________                                                            __________

                  VAN KAMPEN SMALL CAP VALUE FUND, a series of
                             VAN KAMPEN EQUITY TRUST


                                     CLASS B

          ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES that                                              is the owner of





                      *SEE REVERSE FOR CERTAIN DEFINITIONS
                                _________________

                                 CUSIP
                                _________________

fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen Small Cap Value Fund, transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                Dated

                          [VAN KAMPEN SMALL CAP VALUE
                                     FUND
                                 DELAWARE SEAL]

                                                           DENNIS J. MCDONNELL
  SECRETARY                                                     PRESIDENT

                              KC 002717
_________________________________________________


               COUNTERSIGNED by VAN KAMPEN INVESTOR SERVICES INC.
                 P.O. BOX 418256, KANSAS CITY, MO 64141-9256

                                 TRANSFER AGENT

                 By ____________________________________________________
                                               AUTHORIZED OFFICER

_________________________________________________

            PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

                         VAN KAMPEN SMALL CAP VALUE FUND


NUMBER                         CLASS B                     SHARES
KC

ACCOUNT NO.       ALPHA CODE           DEALER NO.          CONFIRM NO.

TRADE DATE                             CONFIRM DATE        BATCH I.D. NO.

                                       CHANGE NOTICE: IF THE ABOVE INFORMATION
                                       IS INCORRECT OR MISSING, PLEASE PRINT
                                       THE CORRECT INFORMATION BELOW, AND RETURN
                                       TO:

                                               VAN KAMPEN INVESTOR SERVICES INC.
                                               P.O. BOX 418256
                                               KANSAS CITY, MISSOURI 64141-9256

                                        ________________________________________
                                        ________________________________________
                                        ________________________________________

_________________________________________________

REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK.

_________________________________________________



For value received,                        hereby sell, assign and transfer unto

________________________________________________________________________________
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________

_________________________________________________________________________ Shares

of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

_______________________________________________________________________ Attorney

to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.


       Dated, _________________________________________ 19 ______

              __________________________________________________________________
                                         Owner

              __________________________________________________________________
                               Signature of Co-Owner, if any

IMPORTANT     {  BEFORE SIGNING, READ AND COMPLY CAREFULLY
              {  WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

________________________________________________________________________________


_________________________________________________


        *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants          UNIF GIFT MIN. ACT - ________ Custodian _________
           in common                                 (Cust)             (Minor)
                                                       under Uniform Gifts to
TEN ENT  - as tenants by                                     Minors Act
           the entireties
                                                 ____________________________
JT TEN   - as joint tenants                                (State)
           with right of sur-
           vivorship and not
           as tenants in common

    Additional abbreviations may also be used though not in the above list

_________________________________________________



________________________________________________________________________________
                   THIS SPACE MUST NOT BE COVERED IN ANY WAY

  NUMBER                                                                SHARES

__________                                                            __________

                  VAN KAMPEN SMALL CAP VALUE FUND, a series of
                     VAN KAMPEN SMALL CAP VALUE EQUITY TRUST


                         CLASS C

          ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES that                          is the owner of





                      *SEE REVERSE FOR CERTAIN DEFINITIONS
                                _________________

                                 CUSIP
                                _________________

fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen Small Cap Value Fund, transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                 Dated

                           [VAN KAMPEN SMALL CAP VALUE
                                      FUND
                                 DELAWARE SEAL]

                                                           DENNIS J. MCDONNELL
  SECRETARY                                                     PRESIDENT

                                   KC 002717
_________________________________________________


               COUNTERSIGNED by VAN KAMPEN INVESTOR SERVICES INC.
                 P.O. BOX 418256, KANSAS CITY, MO 64141-9256

                                     TRANSFER AGENT

                 By  ___________________________________________________

                               AUTHORIZED OFFICER

_________________________________________________



            PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

                   VAN KAMPEN SMALL CAP VALUE FUND


NUMBER                         CLASS C                     SHARES
KC

ACCOUNT NO.       ALPHA CODE           DEALER NO.          CONFIRM NO.

TRADE DATE                             CONFIRM DATE        BATCH I.D. NO.

                                       CHANGE NOTICE: IF THE ABOVE INFORMATION
                                       IS INCORRECT OR MISSING, PLEASE PRINT
                                       THE CORRECT INFORMATION BELOW, AND RETURN
                                       TO:

                                               VAN KAMPEN INVESTOR SERVICES INC.
                                               P.O. BOX 418256
                                               KANSAS CITY, MISSOURI 64141-9256

                                        ________________________________________
                                        ________________________________________
                                        ________________________________________

_________________________________________________

REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK.
_________________________________________________


For value received,                        hereby sell, assign and transfer unto

________________________________________________________________________________
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________

_________________________________________________________________________ Shares

of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

_______________________________________________________________________ Attorney

to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.


       Dated, _________________________________________ 19 ______


              __________________________________________________________________
                                         Owner

              __________________________________________________________________
                               Signature of Co-Owner, if any

IMPORTANT     {  BEFORE SIGNING, READ AND COMPLY CAREFULLY
              {  WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

________________________________________________________________________________

_________________________________________________


        *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants          UNIF GIFT MIN. ACT - ________ Custodian _________
           in common                                 (Cust)             (Minor)
                                                       under Uniform Gifts to
TEN ENT  - as tenants by                                     Minors Act
           the entireties
                                                 ____________________________
JT TEN   - as joint tenants                                (State)
           with right of sur-
           vivorship and not
           as tenants in common

    Additional abbreviations may also be used though not in the above list

________________________________________


________________________________________________________________________________
                   THIS SPACE MUST NOT BE COVERED IN ANY WAY